                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ----------------------------

                                    FORM 8-K
                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                          ----------------------------

         Date of Report (Date of earliest event reported): May 7, 1996

                             TFC ENTERPRISES, INC.
             (Exact name of Registrant as specified in its charter)

                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)


              1-11121                                  54-1306895
      (Commission File Number)             (I.R.S. Employer Identification No.)

    5425 Robin Hood Road, Suite 101A                      23513
          Norfolk, Virginia                            (Zip Code)
(Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (804) 858-1400

                               Page 1 of 13 pages

                            Exhibit Index on Page 4

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        A press release regarding the Company's financial results for the first quarter of 1996-Exhibit 99.7

        The exhibits on the accompanying Exhibit Index are filed or incorporated by reference as part of this Form 8-K and the Exhibit Index is incorporated herein by reference.


                               Page 2 of 13 pages

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             TFC ENTERPRISES. INC.

                                             By: /s/ CHARLES M. JOHNSTON
                                                 -------------------------
                                                     Charles M. Johnston
                                                     Chief Financial Officer


Date: May 10, 1996

                               Page 3 of 13 pages

                                 EXHIBIT INDEX

EXHIBIT NO.     DESCRIPTION OF EXHIBITS                     SEQUENTIAL PAGE NO.
- -----------     -----------------------                     -------------------

   99.7         Press release dated April 10, 1996                  5




                               Page 4 of 13 pages